MAA	February 2, 2012	Supplemental Data S-1

COMMUNITY STATISTICS Dollars in thousands except Average Effective Rent
Excludes retail units

					Average Effective
	As of December 31, 2011				Rent for the
			Percent to		Three Months
		Gross	Total of	Physical	Ended
	Units	Real Assets	Gross Assets	Occupancy	Dec 31, 2011

Dallas, TX	5,220	$376,478	10.8%	95.1%	$822.92
Jacksonville, FL	3,950	$275,867	7.9%	96.0%	$815.79
Atlanta, GA	3,253	$255,427	7.3%	95.2%	$782.60
Houston, TX	3,229	$240,291	6.9%	94.6%	$836.63
Nashville, TN	2,779	$224,182	6.4%	95.3%	$827.86
Austin, TX	2,255	$163,716	4.7%	96.1%	$857.92
Tampa, FL	1,786	$127,183	3.7%	96.3%	$895.67
Raleigh/Durham, NC	1,549	$157,511	4.5%	95.0%	$878.14
Phoenix, AZ	1,024	$114,703	3.3%	92.8%	$754.22
South Florida	480	$54,298	1.6%	94.4%	$1,323.20
Orlando, FL	288	$15,348	0.4%	97.6%	$736.62
Charlotte, NC	196	$27,358	0.8%	96.4%	$1,085.71
Large Markets	26,009	$2,032,362	58.3%	95.3%	$837.90

Memphis, TN	3,581	$199,460	5.7%	94.9%	$731.52
Columbus, GA	1,509	$83,828	2.4%	93.9%	$748.45
Greenville, SC	1,396	$73,468	2.1%	95.3%	$644.95
Jackson, MS	1,241	$64,150	1.8%	95.2%	$757.66
Little Rock, AR	1,056	$74,703	2.2%	96.3%	$797.00
Lexington, KY	924	$62,965	1.8%	96.1%	$733.45
Savannah, GA	782	$71,146	2.1%	94.5%	$884.14
San Antonio, TX	740	$59,775	1.7%	94.7%	$879.97
All Other Secondary	11,895	$763,838	21.9%	94.9%	$759.97
Secondary Markets	23,124	$1,453,333	41.7%	94.9%	$756.42

Total Portfolio	49,133	$3,485,695	100.0%	95.1%	$799.55

NUMBER OF APARTMENT UNITS

	2011				2010
	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31

100% Owned Properties	46,872	46,365	45,928	44,689	44,349
Properties in Joint Ventures	2,261	2,261	2,261	2,261	1,961
Total Portfolio	49,133	48,626	48,189	46,950	46,310

MAA	February 2, 2012	Supplemental Data S-2

DEVELOPMENT COMMUNITIES Dollars in thousands

UNITS
	Total	As of December 31, 2011
	Development	Units	Units	Units
	Units	Completed	Occupied	Preleased
1225 South Church Phase II	210	—	—	—
Cool Springs	428	—	—	31
Ridge at Chenal Valley	312	—	—	1
Total	950	—	—	32

TIMELINE
	Construction		Initial	Expected
	Start	Finish	Occupancy	Stabilization
1225 South Church Phase II	2Q11	4Q12	3Q12	4Q13
Cool Springs	4Q10	2Q12	1Q12	3Q13
Ridge at Chenal Valley	2Q11	4Q12	1Q12	2Q13

EXPENDITURES
	Current	Estimated	Current
	Estimated	Cost	Cost
	Cost	per Unit	to Date
1225 South Church Phase II	$26,700	$127	$9,307
Cool Springs	55,200	129	33,653
Ridge at Chenal Valley	28,500	91	11,595
Total	$110,400	$116	$54,555

Total development units are not included in total portfolio units until the first units of the development are completed.

MAA	February 2, 2012	Supplemental Data S-3

SAME STORE WITH BULK CABLE NETTED IN REVENUES

Dollars in thousands	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2011	2010	Change	2011	2010	Change
Revenues
Operating	$95,508	$92,340	3.4%	$380,839	$367,419	3.7%
Straight-line adjustment (1)	291	117		(102)	(1,240)
Total Same Store	$95,799	$92,457	3.6%	$380,737	$366,179	4.0%

Expense	$38,851	$38,076	2.0%	$156,882	$152,861	2.6%

NOI
Operating	$56,657	$54,264	4.4%	$223,957	$214,558	4.4%
Straight-line adjustment (1)	291	117		(102)	(1,240)
Total Same Store	$56,948	$54,381	4.7%	$223,855	$213,318	4.9%

	Percent Change from Prior Year					Percent Change from Prior Quarter
	1Q11	2Q11	3Q11	4Q11	YTD	1Q11	2Q11	3Q11	4Q11
Revenues
Operating	3.2%	3.0%	5.0%	3.4%	3.7%	1.5%	1.4%	1.6%	-1.1%
Total Same Store	3.0%	3.8%	5.5%	3.6%	4.0%	1.2%	1.3%	1.8%	-0.7%
Expense	0.4%	2.9%	5.1%	2.0%	2.6%	-0.8%	3.9%	4.5%	-5.3%
NOI
Operating	5.1%	3.1%	4.9%	4.4%	4.4%	3.1%	-0.3%	-0.5%	2.0%
Total Same Store	4.9%	4.5%	5.7%	4.7%	4.9%	2.7%	-0.4%	-0.2%	2.6%

(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE

Dollars in thousands	Three Months Ended December 31,			Twelve Months Ended December 31,
			Percent			Percent
	2011	2010	Change	2011	2010	Change
Revenues
Operating	$98,143	$94,842	3.5%	$391,134	$375,844	4.1%
Straight-line adjustment (2)	291	117		(102)	(1,240)
Total Same Store	$98,434	$94,959	3.7%	$391,032	$374,604	4.4%

Expense	$41,486	$40,577	2.2%	$167,177	$161,285	3.7%

NOI
Operating	$56,657	$54,265	4.4%	$223,957	$214,559	4.4%
Straight-line adjustment (2)	291	117		(102)	(1,240)
Total Same Store	$56,948	$54,382	4.7%	$223,855	$213,319	4.9%

	Percent Change from Prior Year					Percent Change from Prior Quarter
	1Q11	2Q11	3Q11	4Q11	YTD	1Q11	2Q11	3Q11	4Q11
Revenues
Operating	4.2%	3.5%	5.1%	3.5%	4.1%	1.5%	1.4%	1.6%	-1.0%
Total Same Store	4.0%	4.3%	5.6%	3.7%	4.4%	1.2%	1.3%	1.8%	-0.7%
Expense	2.9%	4.0%	5.4%	2.2%	3.7%	-0.7%	3.6%	4.4%	-4.9%
NOI
Operating	5.1%	3.1%	4.9%	4.4%	4.4%	3.1%	-0.3%	-0.5%	2.0%
Total Same Store	4.9%	4.5%	5.7%	4.7%	4.9%	2.7%	-0.4%	-0.2%	2.6%

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

MAA	February 2, 2012	Supplemental Data S-4

SAME STORE WITH BULK CABLE NETTED IN REVENUES Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS As of December 31, 2011 unless otherwise noted

		Three Months Ended December 31, 2011
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Large Markets
Jacksonville, FL	3,471	$8,302	$3,232	$5,070	$767.82	96.0%	93.1%	53.2%
Dallas, TX	3,418	$8,017	$3,435	$4,582	$737.44	95.1%	92.6%	52.3%
Atlanta, GA	2,943	$7,118	$3,051	$4,067	$772.37	94.9%	91.7%	53.2%
Houston, TX	2,052	$5,204	$2,282	$2,922	$819.14	94.1%	90.7%	58.2%
Nashville, TN	1,855	$4,707	$1,913	$2,794	$798.67	95.5%	93.2%	50.5%
Austin, TX	1,776	$4,492	$1,999	$2,493	$813.29	96.3%	90.4%	52.7%
Tampa, FL	1,552	$4,282	$1,708	$2,574	$873.89	96.2%	93.7%	48.3%
Raleigh/Durham, NC	1,147	$2,977	$999	$1,978	$835.66	95.4%	93.5%	50.6%
Phoenix, AZ	1,024	$2,407	$1,087	$1,320	$754.22	92.8%	90.8%	60.4%
South Florida	480	$1,861	$758	$1,103	$1,323.20	94.4%	88.6%	49.2%
Orlando, FL	288	$650	$261	$389	$736.62	97.6%	94.7%	45.5%
Subtotal	20,006	$50,017	$20,725	$29,292	$799.76	95.3%	92.2%	52.9%

Secondary Markets
Memphis, TN	3,305	$7,388	$3,088	$4,300	$744.97	94.9%	91.7%	55.0%
Columbus, GA	1,509	$3,442	$1,324	$2,118	$748.45	93.9%	87.4%	71.2%
Jackson, MS	1,241	$2,899	$969	$1,930	$757.66	95.2%	92.5%	61.4%
Greenville, SC	1,140	$2,164	$865	$1,299	$610.22	95.6%	91.8%	55.8%
Lexington, KY	924	$2,137	$836	$1,301	$733.45	96.1%	93.6%	56.2%
Little Rock, AR	808	$1,835	$667	$1,168	$718.79	96.4%	94.1%	49.1%
Savannah, GA	526	$1,430	$491	$939	$870.33	96.4%	92.6%	55.7%
San Antonio, TX	400	$1,100	$446	$654	$887.94	94.5%	93.4%	72.0%
All Other Secondary	10,322	$23,096	$9,440	$13,656	$720.11	95.0%	91.4%	58.9%
Subtotal	20,175	$45,491	$18,126	$27,365	$730.21	95.1%	91.5%	58.8%
Operating Same Store	40,181	$95,508	$38,851	$56,657	$764.84	95.2%	91.8%	55.9%

Revenue Straight-line Adjustment (2)		$291		$291
Total Same Store		$95,799		$56,948

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED SEPTEMBER 30, 2011 (PRIOR QUARTER) AND THREE MONTHS ENDED DECEMBER 31, 2010 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Jacksonville, FL	-0.5%	1.8%	-7.4%	2.9%	4.5%	1.2%	-1.6%	-0.8%	0.6%	2.9%
Dallas, TX	0.3%	6.2%	-2.7%	5.5%	2.7%	6.8%	-0.9%	-0.6%	2.7%	7.2%
Atlanta, GA	-1.4%	2.2%	-6.2%	0.7%	2.6%	3.3%	-1.5%	-0.7%	0.7%	3.9%
Houston, TX	-1.2%	5.1%	2.0%	5.5%	-3.6%	4.8%	-1.4%	1.1%	0.7%	4.7%
Nashville, TN	-0.4%	4.9%	1.5%	12.3%	-1.6%	0.4%	-0.7%	1.5%	1.4%	5.6%
Austin, TX	0.1%	5.1%	-2.3%	-1.5%	2.1%	11.0%	0.8%	-0.4%	3.0%	10.4%
Tampa, FL	0.2%	3.7%	-5.4%	4.5%	4.3%	3.2%	-0.6%	-0.1%	0.8%	3.7%
Raleigh/Durham, NC	-0.6%	5.2%	-3.9%	1.4%	1.2%	7.2%	-1.9%	-0.8%	1.4%	5.7%
Phoenix, AZ	0.0%	4.9%	-11.6%	-6.0%	12.2%	16.0%	-0.3%	-0.7%	1.0%	5.2%
South Florida	-2.8%	-1.4%	0.9%	12.8%	-5.2%	-9.2%	0.0%	-0.8%	0.6%	3.3%
Orlando, FL	-0.9%	5.2%	1.2%	2.8%	-2.3%	6.9%	-0.7%	1.1%	1.1%	1.5%
Subtotal	-0.5%	3.9%	-3.7%	3.5%	1.9%	4.2%	-1.0%	-0.2%	1.4%	5.1%

Secondary Markets
Memphis, TN	-1.7%	2.9%	-6.1%	-1.4%	1.6%	6.2%	-1.3%	-0.7%	0.4%	5.2%
Columbus, GA	-4.7%	1.6%	-10.4%	-0.4%	-0.8%	2.9%	-2.9%	-1.0%	0.6%	6.8%
Jackson, MS	-0.9%	4.9%	-10.6%	-3.1%	4.8%	9.5%	-1.1%	0.0%	0.2%	5.0%
Greenville, SC	-0.4%	6.3%	-8.2%	-1.9%	5.5%	12.6%	-0.8%	0.4%	1.4%	7.7%
Lexington, KY	0.1%	0.8%	-8.7%	3.1%	6.7%	-0.7%	-0.7%	-1.8%	0.7%	4.2%
Little Rock, AR	-0.6%	5.5%	-7.1%	4.2%	3.5%	6.3%	-0.6%	-0.6%	0.7%	4.0%
Savannah, GA	-1.2%	3.2%	-6.7%	-6.1%	1.8%	8.8%	-1.3%	-2.5%	0.3%	6.2%
San Antonio, TX	1.5%	6.8%	-3.7%	-0.2%	5.3%	12.2%	-0.8%	0.7%	3.8%	6.1%
All Other Secondary	-1.9%	2.4%	-6.3%	1.7%	1.4%	2.9%	-0.9%	-1.5%	0.4%	3.7%
Subtotal	-1.7%	2.9%	-7.0%	0.4%	2.1%	4.7%	-1.1%	-1.1%	0.5%	4.6%

Operating Same Store	-1.1%	3.4%	-5.3%	2.0%	2.0%	4.4%	-1.0%	-0.6%	1.0%	4.9%

Including revenue straight-line adjustment:
Total Same Store	-0.7%	3.6%			2.6%	4.7%

MAA	February 2, 2012	Supplemental Data S-5

SAME STORE Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS As of December 31, 2011, unless otherwise noted

		Three Months Ended December 31, 2011
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Large Markets
Jacksonville, FL	3,471	$8,302	$3,232	$5,070	$767.82	96.0%	93.1%	53.2%
Dallas, TX	3,418	$8,236	$3,654	$4,582	$737.44	95.1%	92.6%	52.3%
Atlanta, GA	2,943	$7,362	$3,295	$4,067	$772.37	94.9%	91.7%	53.2%
Houston, TX	2,052	$5,401	$2,479	$2,922	$819.14	94.1%	90.7%	58.2%
Nashville, TN	1,855	$4,852	$2,058	$2,794	$798.67	95.5%	93.2%	50.5%
Austin, TX	1,776	$4,617	$2,124	$2,493	$813.29	96.3%	90.4%	52.7%
Tampa, FL	1,552	$4,411	$1,837	$2,574	$873.89	96.2%	93.7%	48.3%
Raleigh/Durham, NC	1,147	$3,067	$1,089	$1,978	$835.66	95.4%	93.5%	50.6%
Phoenix, AZ	1,024	$2,468	$1,148	$1,320	$754.22	92.8%	90.8%	60.4%
South Florida	480	$1,861	$758	$1,103	$1,323.20	94.4%	88.6%	49.2%
Orlando, FL	288	$650	$261	$389	$736.62	97.6%	94.7%	45.5%
Subtotal	20,006	$51,227	$21,935	$29,292	$799.76	95.3%	92.2%	52.9%

Secondary Markets
Memphis, TN	3,305	$7,737	$3,437	$4,300	$744.97	94.9%	91.7%	55.0%
Columbus, GA	1,509	$3,567	$1,449	$2,118	$748.45	93.9%	87.4%	71.2%
Jackson, MS	1,241	$3,026	$1,096	$1,930	$757.66	95.2%	92.5%	61.4%
Greenville, SC	1,140	$2,263	$964	$1,299	$610.22	95.6%	91.8%	55.8%
Lexington, KY	924	$2,138	$837	$1,301	$733.45	96.1%	93.6%	56.2%
Little Rock, AR	808	$1,836	$668	$1,168	$718.79	96.4%	94.1%	49.1%
Savannah, GA	526	$1,450	$511	$939	$870.33	96.4%	92.6%	55.7%
San Antonio, TX	400	$1,100	$446	$654	$887.94	94.5%	93.4%	72.0%
All Other Secondary	10,322	$23,799	$10,143	$13,656	$720.11	95.0%	91.4%	58.9%
Subtotal	20,175	$46,916	$19,551	$27,365	$730.21	95.1%	91.5%	58.8%
Operating Same Store	40,181	$98,143	$41,486	$56,657	$764.84	95.2%	91.8%	55.9%

Revenue Straight-line Adjustment (2)		$291		$291
Total Same Store		$98,434		$56,948

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.

(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED SEPTEMBER 30, 2011 (PRIOR QUARTER) AND THREE MONTHS ENDED DECEMBER 31, 2010 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Jacksonville, FL	-0.5%	1.8%	-7.4%	2.9%	4.5%	1.2%	-1.6%	-0.8%	0.6%	2.9%
Dallas, TX	0.4%	6.3%	-2.4%	5.7%	2.7%	6.8%	-0.9%	-0.6%	2.7%	7.2%
Atlanta, GA	-1.3%	2.3%	-5.7%	1.2%	2.6%	3.3%	-1.5%	-0.7%	0.7%	3.9%
Houston, TX	-1.1%	5.2%	1.9%	5.6%	-3.6%	4.8%	-1.4%	1.1%	0.7%	4.7%
Nashville, TN	-0.3%	4.8%	1.6%	11.5%	-1.6%	0.4%	-0.7%	1.5%	1.4%	5.6%
Austin, TX	0.1%	5.1%	-2.3%	-1.1%	2.1%	11.0%	0.8%	-0.4%	3.0%	10.4%
Tampa, FL	0.3%	4.0%	-4.9%	5.1%	4.3%	3.2%	-0.6%	-0.1%	0.8%	3.7%
Raleigh/Durham, NC	-0.6%	5.2%	-3.5%	1.8%	1.2%	7.2%	-1.9%	-0.8%	1.4%	5.7%
Phoenix, AZ	0.0%	4.7%	-11.1%	-5.9%	12.2%	16.0%	-0.3%	-0.7%	1.0%	5.2%
South Florida	-2.8%	-1.4%	0.9%	12.8%	-5.2%	-9.2%	0.0%	-0.8%	0.6%	3.3%
Orlando, FL	-0.9%	5.2%	1.2%	2.8%	-2.3%	6.9%	-0.7%	1.1%	1.1%	1.5%
Subtotal	-0.5%	4.0%	-3.5%	3.7%	1.9%	4.2%	-1.0%	-0.2%	1.4%	5.1%

Secondary Markets
Memphis, TN	-1.6%	3.0%	-5.2%	-0.8%	1.6%	6.2%	-1.3%	-0.7%	0.4%	5.2%
Columbus, GA	-4.5%	1.5%	-9.4%	-0.3%	-0.8%	2.9%	-2.9%	-1.0%	0.6%	6.8%
Jackson, MS	-0.8%	4.9%	-9.4%	-2.2%	4.8%	9.5%	-1.1%	0.0%	0.2%	5.0%
Greenville, SC	-0.3%	6.3%	-7.2%	-1.1%	5.5%	12.6%	-0.8%	0.4%	1.4%	7.7%
Lexington, KY	0.1%	0.8%	-8.7%	3.2%	6.7%	-0.7%	-0.7%	-1.8%	0.7%	4.2%
Little Rock, AR	-0.6%	5.5%	-7.1%	4.0%	3.5%	6.3%	-0.6%	-0.6%	0.7%	4.0%
Savannah, GA	-1.2%	3.1%	-6.4%	-5.9%	1.8%	8.8%	-1.3%	-2.5%	0.3%	6.2%
San Antonio, TX	1.5%	6.8%	-3.7%	-0.2%	5.3%	12.2%	-0.8%	0.7%	3.8%	6.1%
All Other Secondary	-1.8%	2.5%	-5.8%	1.9%	1.4%	2.9%	-0.9%	-1.5%	0.4%	3.7%
Subtotal	-1.6%	3.0%	-6.4%	0.7%	2.1%	4.7%	-1.1%	-1.1%	0.5%	4.6%
Operating Same Store	-1.0%	3.5%	-4.9%	2.2%	2.0%	4.4%	-1.0%	-0.6%	1.0%	4.9%

Including revenue straight-line adjustment:
Total Same Store	-0.7%	3.7%			2.6%	4.7%

MAA	February 2, 2012	Supplemental Data S-6

NOI BRIDGE (Dollars in thousands)

	Three Months Ended			Twelve Months Ended
	Dec 31, 2011	Sep 30, 2011	Dec 31, 2010	Dec 31, 2011	Dec 31, 2010
NOI
Large market same store	$29,372	$28,707	$28,156	$115,425	$110,548
Secondary market same store	27,576	26,790	26,226	108,430	102,771
Total same store	56,948	55,497	54,382	223,855	213,319
Non-same store	11,865	9,247	4,618	34,182	13,610
Total NOI	68,813	64,744	59,000	258,037	226,929
Held for sale NOI included above	(262)	(405)	(489)	(1,578)	(1,982)
Management fee income	266	265	203	1,017	680
Depreciation	(30,979)	(29,229)	(27,322)	(115,605)	(103,088)
Acquisition expense	(988)	(592)	(1,061)	(3,319)	(2,512)
Property management expense	(5,458)	(4,904)	(4,732)	(20,700)	(18,035)
General and administrative expense	(4,078)	(3,996)	(3,476)	(18,123)	(12,354)
Interest and other non-property income	117	108	219	574	837
Interest expense	(15,022)	(15,487)	(14,488)	(58,612)	(55,895)
Loss on debt extinguishment	(644)	(63)	—	(755)	—
Amortization of deferred financing costs	(756)	(724)	(709)	(2,902)	(2,627)
Asset impairment	—	—	—	—	(1,914)
Net casualty gain (loss) and other settlement proceeds	73	(286)	—	(619)	330
Gain on sale of non-depreciable and non-real assets	916	—	—	910	—
Gains on properties contributed to joint ventures	—	—	103	—	752
Loss from real estate joint ventures	(63)	(107)	(293)	(593)	(1,149)
Discontinued operations	8,010	5,127	210	13,499	903
Net income attributable to noncontrolling interests	(1,187)	(660)	(225)	(2,410)	(1,114)
Net income attributable to MAA	$18,758	$13,791	$6,940	$48,821	$29,761

OPERATING RESULTS (Dollars and shares in thousands except per share data)

	Three Months
	Ended
	December 31	Trailing
	2011	4 Quarters
Net income attributable to MAA	$18,758	$48,821
Depreciation	30,979	115,605
Interest expense	15,022	58,612
Loss on debt extinguishment	644	755
Amortization of deferred financing costs	756	2,902
Net casualty (gain) loss and other settlement proceeds	(73)	619
Gain on sale of non-depreciable and non-real assets	(916)	(910)
Net loss on insurance and other settlement proceeds of discontinued operations	5	12
Depreciation of discontinued operations	119	822
Gain on sale of discontinued operations	(7,872)	(12,799)
EBITDA	$57,422	$214,439

	Three Months Ended
	December 31
	2011		2010
EBITDA/Debt Service	3.63	x	3.27	x
Fixed Charge Coverage (1)	3.82	x	3.42	x
Total Debt as % of Total Gross Assets	47%		49%

(1) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

MAA	February 2, 2012	Supplemental Data S-7

DEBT AS OF DECEMBER 31, 2011
Dollars in thousands

SUMMARY OF OUTSTANDING INTEREST RATE MATURITIES

		Average Years
	Principal	to Rate	Effective
	Balance	Maturity	Rate
SECURED DEBT
Conventional - Fixed Rate or Swapped	$962,008	4.3	5.1%
Tax-free - Fixed Rate or Swapped	17,800	0.8	4.4%
Conventional - Variable Rate - Capped (1)	197,936	4.4	0.7%
Tax-free - Variable Rate - Capped (1)	72,715	2.2	0.9%
Total Secured Fixed or Hedged Rate Maturity	1,250,459	4.2	4.2%
Conventional - Variable Rate (2)	264,296	0.2	0.9%
Total Secured Interest Rate Maturity	1,514,755	3.5	3.6%

UNSECURED DEBT
Fixed Senior Unsecured Notes	135,000	8.7	5.1%

TOTAL DEBT INTEREST RATE MATURITY	$1,649,755	5.0	3.7%

(1) The effective rate represents the average rate on the underlying variable debt unless the cap rates are reached, which average 4.6% of LIBOR for conventional caps and 5.4% of SIFMA for tax-free caps.

(2) Includes a $15 million mortgage with an imbedded cap at a 7% all-in interest rate.

SUMMARY OF OUTSTANDING BALANCES

			Amount Outstanding
				Average Years
	Line	Amount		to Contract
	Limit	Collateralized	Borrowed	Maturity
Fannie Mae Credit Facilities	$964,429	$964,429	$948,300	4.9
Freddie Mac Credit Facilities	200,000	198,247	198,247	2.5
Other Secured Borrowings	368,208	368,208	368,208	8.3
Unsecured Senior Notes	135,000	135,000	135,000	8.7
Unsecured Credit Facility	250,000	248,827	—	3.8
Total Debt	$1,917,637	$1,914,711	$1,649,755	5.7

TOTAL BORROWING CAPACITY CONTRACT MATURITIES

	Credit Facility Line Limits
	Secured		Unsecured	Other	Other
Maturity	Fannie Mae	Freddie Mac	KeyBank	Secured	Unsecured	Total
2012	$80,000	$—	$—	$—	$—	$80,000
2013	203,193	—	—	—	—	203,193
2014	229,721	200,000	—	17,029	—	446,750
2015	120,000	—	250,000	51,523	—	421,523
2016	80,000	—	—	—	—	80,000
2017	80,000	—	—	28,910	—	108,910
Thereafter	171,515	—	—	270,746	135,000	577,261
Total	$964,429	$200,000	$250,000	$368,208	$135,000	$1,917,637

SWAPS AND FIXED RATE MATURITIES

	Swap Balances				Total
		SIFMA	Fannie Mae	Fixed Rate		Contract
	LIBOR	(formerly BMA)	Facility	Balances	Balance	Rate
2012	$150,000	$17,800	$—	$—	$167,800	5.1%
2013	190,000	—	—	—	190,000	5.2%
2014	144,000	—	—	17,029	161,029	5.7%
2015	75,000	—	—	36,323	111,323	5.6%
2016	—	—	—	—	—	0.0%
2017	—	—	50,000	28,910	78,910	4.5%
Thereafter	—	—	—	405,746	405,746	5.0%
Total	$559,000	$17,800	$50,000	$488,008	$1,114,808	5.2%